Exhibit 99.1

3,000,000 Shares

HEALTHEXTRAS, INC.

Common Stock

UNDERWRITING AGREEMENT

March 24, 2006

LEHMAN BROTHERS INC.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Certain stockholders of the Company named in Schedule 1 attached hereto (the “Selling Stockholders”), propose to sell an aggregate of 3,000,000 shares (the “Stock”) of common stock, par value $0.01 per share (the “Common Stock”) of HealthExtras, Inc., a Delaware corporation. This is to confirm the agreement concerning the purchase of the Stock from the Selling Stockholders by Lehman Brothers Inc. (the “Underwriter”).

1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

(a) A registration statement on Form S-3 relating to the Stock (i) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to the Underwriter. As used in this Agreement:

(i) “Applicable Time” means 8:55 a.m. (New York City time) on the date of this Agreement;

(ii) “Effective Date” means any date as of which any part of such registration statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Stock;

(iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Stock included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Stock;

(v) “Pricing Disclosure Package” means, as of the Applicable Time, the base prospectus then filed as part of the Registration Statement as supplemented by the most recent form of preliminary prospectus supplement, if any, together with each Issuer Free Writing Prospectus identified in Schedule 2 attached hereto;

(vi) “Prospectus” means the final prospectus relating to the Stock, including any prospectus supplement thereto relating to the Stock, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(vii) “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to the base prospectus filed as part of the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) prior to or on the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission. The Commission has not notified the Company of any objection to the use of the form of the Registration Statement.

(b) The Company has been since the time of initial filing of the Registration Statement and continues to be a “well-known seasoned issuer” (as defined in Rule 405) eligible to use Form S-3 for the offering of the Stock, including not having been an “ineligible issuer” (as defined in Rule 405 under the Rules and Regulations) at any such time or date. The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405 of the Rules and Regulations) and was filed not earlier than the date that is three years prior to the Delivery Date (as defined in Section 5).

(c) The Registration Statement conformed and will conform in all material respects on the Effective Date, on the date hereof and on the Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the Delivery Date to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d) The Registration Statement did not, as of the Effective Date or on the date hereof, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(e) The Prospectus will not, as of its date and on the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(f) The documents incorporated by reference in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price of the Stock and disclosures directly relating thereto will be included in the Prospectus; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(h) Each Issuer Free Writing Prospectus, when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price of the Stock and disclosures directly relating thereto will be included in the Prospectus.

(i) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Company has not made any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter. The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.

(j) The Company and each of its subsidiaries (as defined in Section 18) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and each of Catalyst Rx and Managed Healthcare Systems, Inc. (“MHS”) is a “significant subsidiary,” as such term is defined in Rule 405 of the Rules and Regulations.

(k) The Company has an authorized capitalization as set forth in each of the Pricing Disclosure Package, the most recent Preliminary Prospectus and the Prospectus. All of the issued shares of capital stock of the Company (including the shares of the Stock) have been duly and validly authorized and issued, were issued in compliance with federal and state securities laws, are fully paid and non-assessable and conform to the description thereof contained in each of the Pricing Disclosure Package, the most recent Preliminary Prospectus and the Prospectus. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly and validly authorized and issued, were issued in compliance with federal and state securities laws, and conform to the description thereof contained in each of the Pricing Disclosure Package, the most recent Preliminary Prospectus and the Prospectus. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, other than the shares of Managed Care of America, Inc., and indirectly its subsidiary, EBRx, Inc., 80% of which are owned by the Company, free and clear of all liens, encumbrances, equities or claims, except for the rights of Wachovia Bank, National Association (“Wachovia”) pursuant to the Financing and Security Agreement dated June 18, 2004 between Wachovia and the Company. None of the Company’s and none of any subsidiary’s capital stock, options, warrants or other rights to purchase, convert or exchange any securities for shares of the Company’s or any subsidiary’s capital stock has been issued in violation of any statutory or contractual preemptive rights, resale right, right of first refusal or similar right; nor shall the issuance of capital stock upon exercise of any option, warrant or other rights to purchase, convert or exchange any securities for shares of the Company’s or any subsidiary’s capital stock violate any statutory or contractual preemptive right, right of first refusal or similar right. Except as set forth in each of the Pricing Disclosure Package, the most recent Preliminary Prospectus and the Prospectus, no person has any subscription or other right to cause the Company or any subsidiary to issue any shares of capital stock or any security exercisable or exchangeable for, or convertible into, shares of capital stock of the Company or any subsidiary.

(l) The shares of Stock to be sold by the Selling Stockholders will be sold in compliance with federal and state securities laws.

(m) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.

(n) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby as described in each of the Pricing Disclosure Package, the most recent Preliminary Prospectus and the Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

(o) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets is required for the execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and sale of the Stock by the Underwriter.

(p) Except as identified in the Pricing Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act, other than the registration rights relating to: (i) 300,000 shares of Common Stock issuable upon the exercise of warrants that were granted in connection with the Company’s acquisition of MHS in June 2004 as described in the Pricing Disclosure Package; and (ii) 3,866,598 shares of Common Stock covered by the registration statement on Form S-3 (File No. 333-72430) filed by the Company with the Commission on October 29, 2001 pursuant to a registration rights agreement executed by the Company in connection with a private placement in September 2001 as described in the Prospectus.

(q) Except as described in the Pricing Disclosure Package, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Pricing Disclosure Package, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(r) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders’ equity, results of operations, business or prospects of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Disclosure Package.

(s) The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved.

(t) The pro forma financial statements included or incorporated by reference in the Pricing Disclosure Package, include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included or incorporated by reference in the most recent Preliminary Prospectus. The pro forma financial statements included or incorporated by reference in the Pricing Disclosure Package comply as to form in all material respects with the applicable requirements of Regulation S-X under the Act.

(u) PricewaterhouseCoopers, LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries, whose report appears in the Pricing Disclosure Package, or is incorporated by reference therein and who have delivered the initial letter referred to in Section 9(h) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

(v) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Pricing Disclosure Package or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(w) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

(x) Except as set forth in the Pricing Disclosure Package, the Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses, including with respect to software currently used by the Company or any of its subsidiaries, necessary for the conduct of their respective businesses (collectively, the “Intellectual Property”), and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others with respect to the Intellectual Property.

(y) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which is reasonably likely to have a material adverse effect on the general affairs, management, consolidated financial position, stockholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”); and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(z) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the most recent Preliminary Prospectus, the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

(aa) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the most recent Preliminary Prospectus or the Prospectus which is not so described.

(bb) No labor disturbance by the employees of the Company, or of any of the Company’s subsidiaries, exists or, to the knowledge of the Company, is imminent, which might be expected to have a Material Adverse Effect.

(cc) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(dd) The Company and each of its subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect.

(ee) Since the date as of which information is given in the Pricing Disclosure Package and except as may otherwise be described in the Pricing Disclosure Package, the Company has not (i) issued or granted any securities other than upon exercise of currently outstanding options and warrants to purchase shares of common stock, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

(ff) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization,

(B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(gg) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is, nor, to the knowledge of the Company, any other person who has a direct or indirect ownership or control interest in the Company or any of its subsidiaries or who is an officer, director, agent or managing employee of the Company or any of its subsidiaries is, in violation in any material respect of, or has engaged in any activities which are prohibited under, any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, including, but not limited to, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (“MMA”), any federal or state health care anti-kickback, fraud and abuse, consumer protection, network access, pharmacy benefit management, privacy and confidentiality, discount drug card, drug pricing, and insurance and insurance agency statutes or regulations, the Federal False Claims Act, the Federal Telemarketing and Consumer Fraud and Abuse Prevention Act of 1994, the Prescription Drug Marketing Act, the Controlled Substances Act, the Federal Food, Drug and Cosmetic Act, the Occupational Safety and Health Act, and any comparable or related state or local statutes or regulations, including of the Food and Drug Administration (“FDA”), the Federal Trade Commission (“FTC”) and the Federal Communications Commission (“FCC”), and applicable state laws regulating pharmacy, pharmacy benefits and supplemental benefits practices and worker safety (all such laws, statutes, orders, rules, regulations, policies, guidelines, judgments, decisions and orders, collectively “Applicable Laws”), or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit (together, “Permits”) necessary to the ownership of its property or to the conduct of its business. The Company has implemented procedures and controls reasonable for the conduct of its business to ensure compliance with Applicable Laws, the requirements of any Permits and any requirements of product manufacturers regarding the purchase, sale, storage or shipping of such products.

(hh) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(ii) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Pricing Disclosure Package.

(jj) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(kk) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect. The terms “hazardous wastes”, “toxic wastes”, “hazardous substances” and “medical wastes” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

(ll) Neither the Company nor any subsidiary is, and as of the Delivery Date, none of them will be, (i) an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(mm) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(nn) The statistical and market-related date included in the Pricing Disclosure Package and the consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Pricing Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate.

(oo) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness; and (iii) are effective in all material respects to perform the functions for which they were established.

(pp) Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(qq) Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in the Company’s internal control over financial reporting or in other factors that could significantly affect the Company’s internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

(rr) Except as disclosed in the Pricing Disclosure Package, the Company has not received written notice of any, and to the actual or constructive knowledge of any officer or director of the Company there are no material managed care recoupment or recoupments of any third-party payor, including without limitation Medicare or Medicaid, being sought, threatened, requested or claimed against the Company or any of its subsidiaries.

(ss) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

(tt) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(uu) The Company has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Stock, will not distribute any offering material in connection with the offering and sale of the Stock other than any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Underwriter has consented.

(vv) The Company has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

(ww) The Stock has been approved for inclusion, subject to official notice of issuance, in The NASDAQ National Market.

(xx) The sale of the Common Stock by the Selling Stockholders does not violate any of the Company’s internal policies regarding the sale of stock by its affiliates.

Any certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Stock shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2. Representations, Warranties and Agreements of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents, warrants and agrees that:

(a) Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriter) has used or referred to any “free writing prospectus” (as defined in Rule 405), relating to the Stock;

(b) The Selling Stockholder has duly and irrevocably executed and delivered or will duly and irrevocably execute and deliver a power of attorney and custody agreement (the “Power of Attorney and Custody Agreement”) appointing American Stock Transfer & Trust Company, as custodian (the “Custodian”), and appointing one or more persons as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other actions as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

(c) The Selling Stockholder has, and immediately prior to any Delivery Date on which the Selling Stockholder is selling shares of Stock, the Selling Stockholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the shares of Stock to be sold by the Selling Stockholder hereunder on such Delivery Date, free and clear of all liens, encumbrances, equities or claims.

(d) The Stock to be sold by the Selling Stockholder hereunder, which is or will be represented by the certificates held in custody for the Selling Stockholder, is subject to the interest of the Underwriter, the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law or the occurrence of any other event.

(e) Upon payment for the Stock to be sold by such Selling Stockholder, delivery of such Stock, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Stock in the name of Cede or such other nominee and the crediting of such Stock on the books of DTC to securities accounts of the Underwriter (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Stock), (i) DTC shall be a “protected purchaser” of such Stock within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Stock and (iii) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Stock may be asserted against the Underwriter with respect to such security entitlement. For purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (A) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (C) appropriate entries to the accounts of the Underwriter on the records of DTC will have been made pursuant to the UCC.

(f) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(g) The Selling Stockholder has full right, power and authority, corporate or otherwise, to enter into this Agreement and the Power of Attorney and Custody Agreement; the execution, delivery and performance of this Agreement and the Power of Attorney and Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws

(or similar organizational documents) of the Selling Stockholder or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder.

(h) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder is required for the execution, delivery and performance of this Agreement and the Power of Attorney and Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Stock by the Underwriter.

(i) To the knowledge of the Selling Stockholder, the Registration Statement, the Prospectus and the Pricing Disclosure Package and any further amendments or supplements to the Registration Statement, the Prospectus and the Pricing Disclosure Package do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto), as of its date and the applicable delivery date (as to the Prospectus and any amendment or supplement thereto) and as of the Applicable Time (as to the Pricing Disclosure Package), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus or the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

(j) The Selling Stockholder has no actual knowledge of facts or other information to that would lead it to believe that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct.

(k) The Selling Stockholder is not prompted to sell shares of Common Stock by any information concerning the Company that is not set forth in the Pricing Disclosure Package or any documents incorporated by reference therein.

(l) To the actual knowledge of the Selling Stockholder, the sale of the Common Stock by the Selling Stockholder does not violate any of the Company’s internal policies regarding the sale of stock by its affiliates.

(m) The Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

Any certificate signed by any Selling Stockholder and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Stock shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

3. Purchase of the Stock by the Underwriter. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, each Selling Stockholder agrees to sell the number of shares of the Stock set forth opposite its name in Schedule 1 hereto, severally and not jointly, to the Underwriter, and the Underwriter agrees to purchase the Stock.

The price of the Stock purchased by the Underwriter shall be $35.25 per share.

The Selling Stockholders shall not be obligated to deliver any of the Stock to be delivered on the Delivery Date, except upon payment for all such Stock to be purchased on such Delivery Date as provided herein.

4. Offering of Stock by the Underwriter. The Underwriter proposes to offer the Stock for sale upon the terms and conditions to be set forth in the Prospectus.

5. Delivery of and Payment for the Stock. Delivery of and payment for the Stock shall be made at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Underwriter and the Company. This date and time are sometimes referred to as the “Delivery Date.” Delivery of the Stock shall be made to the Underwriter for the account of the Underwriter against payment by the Underwriter of the respective aggregate purchase prices of the Stock being sold by the Selling Stockholders to or upon the order of the Selling Stockholders of the purchase price by wire transfer in immediately available funds to the accounts specified by the Selling Stockholders. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. The Selling Stockholders shall deliver the Stock through the facilities of DTC unless the Underwriter shall otherwise instruct.

6. Further Agreements of the Company and the Underwriter. (a) The Company agrees:

(i) To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Delivery Date except as provided herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act

subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(ii) To pay the applicable Commission filing fees relating to the Stock within the time required by Rule 456(b)(1) without regard to the proviso therein;

(iii) To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(iv) To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required at any time after the date hereof in connection with the offering or sale of the Stock and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriter and, upon its request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

(v) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or the Underwriter, be required by the Securities Act or requested by the Commission;

(vi) Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing;

(vii) Not to make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter;

(viii) To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Underwriter and, upon its request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(ix) As soon as practicable after the Effective Date and in any event not later than 16 months after the date hereof, to make generally available to the Company’s security holders and to deliver to the Underwriter an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations;

(x) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

(xi) For a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock and shares issued pursuant to director and employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company (other than any registration statement on Form S-8) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Lehman Brothers Inc., and to cause each officer, director and stockholder of the Company set forth on Schedule 3 hereto to furnish to the Underwriter, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”); notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in the preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman Brothers Inc. waives such extension in writing;

(xii) To apply for the inclusion of the Stock on the Nasdaq National Market System, and to use its best efforts to effect that quotation, subject only to official notice of issuance, prior to the First Delivery Date.

(b) Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by such Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 6(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

7. Further Agreements of the Selling Stockholders. Each Selling Stockholder agrees:

(a) During the Lock-Up Period, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Lehman Brothers Inc.; notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in the preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman Brothers Inc. waives such extension in writing.

(b) Prior to engaging in any transaction or taking any other action that is subject to the terms of Section 7(a) during the period from the date of this Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to Section 7(a)) has expired.

(c) That the Stock to be sold by the Selling Stockholder hereunder, which is represented by the certificates held in custody for the Selling Stockholder, is subject to the interest of the Underwriters and the other Selling Stockholders thereunder, the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or the occurrence of any other event.

(d) Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriter) shall use or refer to any “free writing prospectus” (as defined in Rule 405), relating to the Stock;

(e) To deliver to the Underwriter prior to the Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person).

8. Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay (a) the costs incident to the authorization, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, and Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, any supplemental agreement among the Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Stock, including the Power of Attorney and Custody Agreements; (e) any required review by the National Association of Securities Dealers, Inc. (the “NASD”) of the terms of sale of the Stock (including related fees and expenses of counsel to the Underwriter); (e) the inclusion of the Stock on The NASDAQ National Market and/or any other exchange; (f) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 6 (a) and (g) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement; provided that, except as provided in this Section 8 and in Section 13 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriter, and the Selling Stockholders shall pay the fees and expenses of their counsel, and any transfer taxes payable in connection with their respective sales of Stock to the Underwriter.

9. Conditions of Underwriter’s Obligations. The respective obligations of the Underwriter hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i); the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement.

(b) The Underwriter shall not have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which is material or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Power of Attorney and Custody Agreement, the Stock, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Muldoon, Murphy & Aguggia LLP shall have furnished to the Underwriter its written opinion, as counsel to the Company, addressed to the Underwriter and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit A-1.

(e) Thomas M. Farah, Esq. shall have furnished to the Underwriter his written opinion, as general counsel of the Company, addressed to the Underwriter and dated such Delivery Date, in the form attached as Exhibit A-2 hereto.

(f) The respective counsel for each of the Selling Stockholders shall have furnished to the Underwriter its written opinion, as counsel to the Selling Stockholders for whom it is acting as counsel, addressed to the Underwriter and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit A-3.

(g) The Underwriter shall have received from Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel for the Underwriter, such opinion or opinions, dated such Delivery Date, with respect to the sale of the Stock, and other related matters as the Underwriter may reasonably require, and the Company and the Selling Stockholders shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h) At the time of execution of this Agreement, the Underwriter shall have received from PricewaterhouseCoopers, LLP a letter, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to the Underwriter in connection with registered public offerings.

(i) With respect to the letter of PricewaterhouseCoopers, LLP referred to in the preceding paragraph and delivered to the Underwriter concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the

Underwriter a letter (the “bring-down letter”) of such accountants, addressed to the Underwriter and dated the Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(j) The Company shall have furnished to the Underwriter a certificate, dated the Delivery Date, of its Chief Executive Officer and its Chief Financial Officer stating that:

(i) The representations, warranties and agreements of the Company in Section 1 are true and correct on and as of the Delivery Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date;

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued; no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

(iii) They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date and the date hereof, (2) the Prospectus, as of its date and on the Delivery Date, or (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except, in the case of the Pricing Disclosure Package, that the price of the Stock and disclosures directly relating thereto are included in the Prospectus, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth;

(k) Each Selling Stockholder (or one or more attorneys-in-fact on behalf of such Selling Stockholder) shall have furnished to the Underwriter on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, the Selling Stockholder (or one or more attorneys-in-fact on behalf of such Selling Stockholder) stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct on and as of the Delivery Date and that the Selling Stockholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date.

(l) Except as described in the most recent Preliminary Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

(m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(n) The NASDAQ National Market, Inc. shall have approved the Stock for inclusion, subject only to official notice of issuance.

(o) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

10. Indemnification and Contribution.

(a) The Company shall indemnify and hold harmless the Underwriter, its directors, officers and employees and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which the Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Underwriter, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse the Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Underwriter or to any director, officer, employee or controlling person of the Underwriter.

(b) Each Selling Stockholder, severally and not jointly, shall indemnify and hold harmless the Underwriter, its directors, officers and employees, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which the Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, or any “free writing prospectus” (as defined in Rule 405), prepared by or on behalf of the Selling Stockholder or used or referred to by the Selling Stockholder in connection with the offering of the Stock in violation of Section 7(c) (a “Selling Stockholder Free Writing Prospectus”), (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, or any Selling Stockholder Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Underwriter, its directors, officers and employees and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, its directors, officers and employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred or (iii) any breach of any representation or warranty of such Selling Stockholder in this Agreement or any certificate or other agreement delivered pursuant hereto or contemplated hereby; provided, however, that such indemnification or reimbursement shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement thereto was made in reliance upon and in conformity with written information furnished to the Company and such Underwriter by or on behalf of and concerning the Selling Stockholder from whom such indemnification is sought specifically for use in the preparation thereof; provided further that no Selling Stockholder shall be liable to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, or any Selling Stockholder Free Writing Prospectus in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(f). The liability of the Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total net proceeds from the offering of the shares of the Stock purchased under the Agreement received by the Selling Stockholder. The foregoing indemnity agreement is in addition to any liability that the Selling Stockholders may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.

(c) The Underwriter shall indemnify and hold harmless the Company, each Selling Stockholder, and each person, if any, who controls the Company or such Selling Stockholder within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, such Selling Stockholder or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company through the Underwriter by or on behalf of the Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f). The foregoing indemnity agreement is in addition to any liability that the Underwriter may otherwise have to the Company, such Selling Stockholder or any such director, officer, employee or controlling person.

(d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriter shall have the right to employ counsel to represent jointly the Underwriter and its respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Company or any Selling Stockholder under this Section 10 if (i) the indemnifying party and the Underwriter shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriter; (iii) the Underwriter and their respective directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriter or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other, from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses)

received by the Company and the Selling Stockholders, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the shares of the Stock purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), the Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Stock exceeds the amount of any damages that the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The Underwriter confirms and the Company and each Selling Stockholder acknowledges and agrees that the statements regarding delivery of shares by the Underwriter set forth on the cover page of, and the concession and reallowance figures and the paragraph relating to stabilization by the Underwriter appearing under the caption “Underwriting” in, the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning such Underwriter furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto.

11. Termination. The obligations of the Underwriter hereunder may be terminated by the Underwriter by notice given to and received by the Selling Stockholders prior to delivery of and payment for the Stock if, prior to that time, any of the events described in Sections 9(l), 9(m) and 9(o) shall have occurred or if the Underwriter shall decline to purchase the Stock for any reason permitted under this Agreement.

12. Reimbursement of Underwriter’s Expenses. If any Selling Stockholder shall fail to tender the Stock for delivery to the Underwriter by reason of any failure, refusal or inability on the part of the Selling Stockholders to perform any agreement on its part to be performed, or because any other condition to the Underwriter’s obligations hereunder required to be fulfilled by the Selling Stockholders is not fulfilled for any reason or (b) the Underwriter shall decline to purchase the Stock for any reason permitted under this Agreement, the Selling

Stockholders will reimburse the Underwriter for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Selling Stockholders shall pay the full amount thereof to the Underwriter.

13. Research Analyst Independence. The Company and the Selling Stockholders acknowledge that the Underwriter’s research analysts and research department are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of its investment banking division. The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Stockholders may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research department may be different from or inconsistent with the views or advice communicated to the Company or the Selling Stockholders by such Underwriter’s investment banking division. The Company and the Selling Stockholders acknowledge that the Underwriter is a full service securities firm and as such, from time to time and subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

14. No Fiduciary Obligation. The Company and the Selling Stockholders acknowledge and agree that in connection with this offering, sale of the Stock or any other services the Underwriter may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriter: (i) no fiduciary or agency relationship between the Company, Selling Stockholders and any other person, on the one hand, and the Underwriter, on the other, exists; (ii) the Underwriter is not acting as advisor, expert or otherwise, to either the Company or the Selling Stockholders, including, without limitation, with respect to the determination of the public offering price of the Stock, and such relationship between the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriter may have to the Company or Selling Stockholders shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriter and their respective affiliates may have interests that differ from those of the Company and the Selling Stockholders. The Company and the Selling Stockholders hereby waive any claims that the Company or the Selling Stockholders may have against the Underwriter with respect to any breach of fiduciary duty in connection with this offering.

15. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriter, shall be delivered or sent by mail or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: 212-520-0421);

(b) if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Thomas M. Farah, General Counsel (Fax: (301) 548-2992); and

(c) if to the Selling Stockholders, shall be delivered or sent by mail or facsimile transmission to the Selling Stockholder at the address set forth on Schedule 1 hereto.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. Representatives and the Company and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Stockholders by the Custodian.

16. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company, the Selling Stockholders and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriter and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriter contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of the Company, each Selling Stockholder any person controlling the Company or such Selling Stockholder within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

17. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriter contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

18. Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405.

19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

HEALTHEXTRAS, INC.

By	/s/ Michael P. Donovan
Name:	Michael P. Donovan
Title:	CFO

PRINCIPAL HOLDING COMPANY

By	/s/ Tim Stumpff
Name:	Tim Stumpff
Attorney-in-Fact

THOMAS L. BLAIR

By	/s/ Thomas L. Blair
Name:	Thomas L. Blair
Attorney-in-Fact

THE IRREVOCABLE TRUST OF THE BLAIR GRANDCHILDREN

By:	Alice M. Blair, as trustee

By	/s/ Alice M. Blair
Name:	Alice M. Blair
Attorney-in-Fact

Accepted:

LEHMAN BROTHERS INC.

By:	/s/ Michael Hrynuik
Authorized Representative

SCHEDULE 1

Name and address of Selling Stockholder	Number of Shares of Firm Stock
Principal Holding Company 711 High Street Des Moines, Iowa 50392	1,500,000

Thomas L. Blair c/o HealthExtras, Inc. 800 King Farm Boulevard, Rockville, Maryland 20850	1,000,000

The Irrevocable Trust of the Blair Grandchildren c/o HealthExtras, Inc. 800 King Farm Boulevard, Rockville, Maryland 20850	500,000

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SCHEDULE 2

Issuer Free Writing Prospectuses

forming part of the Pricing Disclosure Package

1.	Free Writing Prospectus, dated March 24, 2006.

S-2-1

SCHEDULE 3

Officer, Directors and Stockholders Subject to Lock-Up Letter Agreements

1.	Steven B. Epstein

2.	Daniel J. Houston

3.	Michael R. McDonnell

4.	Dale B. Wolf

5.	Thomas L. Blair

6.	William E. Brock

7.	Edward S. Civera

8.	Deanna Strable-Soethout

9.	David T. Blair

10.	Frederick H. Graefe

11.	Thomas J. Graf

12.	Michael P. Donovan

13.	Thomas M. Farah

14.	Nick J. Grujich

15.	Principal Holding Company

16.	The Irrevocable Trust of the Blair Grandchildren

S-3-1

EXHIBIT A

LOCK-UP LETTER AGREEMENT

LEHMAN BROTHERS INC.

745 Seventh Avenue

New York, New York 10019

Dear Sirs:

The undersigned understands that you (the “Underwriter”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriter of shares (the “Stock”) of Common Stock, par value $0.01 per share (the “Common Stock”), of HealthExtras, Inc., a Delaware corporation (the “Company”), and that the Underwriter propose to reoffer the Stock to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriter, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock (other than the Stock), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus relating to the Offering (such 90-day period, the “Lock-Up Period”). Notwithstanding the foregoing, the undersigned may transfer shares of Common Stock pursuant to pre-arranged trading plans under Rule 10b5-1 promulgated by the Securities and Exchange Commission; provided, that the undersigned is an executive officer of the Company.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman Brothers Inc. waives such extension in writing. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Company notifies the Underwriter that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriter will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Stockholders named therein and the Underwriter.

[Signature page follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated:

EXHIBIT A-1

FORM OF OPINION OF ISSUER’S COUNSEL

(i) Each of the Company and its significant subsidiaries has been duly incorporated, is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization.

(ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and conform to the description thereof contained in the Prospectus. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued, and conform to the description thereof contained in the Prospectus.

(iii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company’s charter or by-laws (or similar organizational documents) or, except as described in the Prospectus with respect to outstanding options and warrants, any agreement or other instrument known to such counsel.

(iv) The Agreement has been duly and validly authorized, executed and delivered by the Company.

(v) The execution, delivery and performance of the Agreement by the Company, the consummation of the transactions contemplated by the Agreement do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject which is listed as an exhibit to the Registration Statement or the Company’s Form 10-K for the fiscal year ended December 31, 2005 or otherwise referred to therein; (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company or any of its significant subsidiaries; or (iii) result in any violation of any statute or any rule or regulation, or any order known to such counsel issued by any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

(vi) Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Stock by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

A-1-1

(vii) To such counsel’s knowledge, except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act, other than the registration rights relating to: (i) 300,000 shares of Common Stock issuable upon the exercise of warrants that were granted in connection with the Company’s acquisition of MHS in June 2004 as described in the Pricing Disclosure Package; and (ii) 3,866,598 shares of Common Stock covered by the registration statement on Form S-3 (File No. 333-72430) filed by the Company with the Commission on October 29, 2001 pursuant to a registration rights agreement executed by the Company in connection with a private placement in September 2001.

(viii) To such counsel’s knowledge and except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that could reasonably be expected to have a Material Adverse Effect; and, to such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(ix) The Registration Statement became effective under the Securities Act as of the date it was filed with the Commission, and the Prospectus was filed with the Commission pursuant to subparagraph of        Rule 424(b) of the Rules and Regulations on [date]. To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding or examination for such purpose has been instituted or threatened by the Commission.

(x) (A) The Registration Statement, on the latest Effective Date and on the applicable Delivery Date, and (B) the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date, complied as to form, in all material respects, to the requirements of the Securities Act and the Rules and Regulations, except that in each case such counsel need express no opinion with respect to the financial statements or other financial and statistical data contained or incorporated by reference in or omitted from the Registration Statement or the Prospectus; the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to the Delivery Date (other than the financial statements and related schedules and other financial data therein, as to which we express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934 (the “Exchange Act”), as applicable, and the rules and regulations of the Commission thereunder.

(xi) The statements made in the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute summaries of the terms of the Common

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Stock (including the Stock), constitute accurate summaries of the terms of such Common Stock in all material respects; and the opinion of such counsel filed as Exhibit 5.1 to the Registration Statement is confirmed, and the Underwriter may rely upon such opinion as if it were addressed to them.

(xii) The statements made in the Prospectus under the caption “Business-Government Regulation” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal and governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(xiii) To such counsel’s knowledge, there are no contracts or other documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement or incorporated by reference therein that are not described and filed therewith or incorporated by reference therein as required.

(xiv) Neither the Company nor any subsidiary is an “investment company” as defined in the Investment Company Act of 1940, as amended.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware.

Such counsel shall also have furnished to the Underwriter a written statement, addressed to the Underwriter and dated such Delivery Date, in form and substance satisfactory to the Underwriter, to the effect that (x) such counsel has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statement, the Prospectus and the Pricing Disclosure Package, and (y) based on the foregoing, nothing has come to the attention of such counsel that causes it to believe that:

(a) the Registration Statement, as of the latest Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading;

(b) the Prospectus, as of its date and as of such Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(c) the most recent Preliminary Prospectus, together with the Issuer Free Writing Prospectuses set forth on a schedule to such opinion acceptable to counsel to the Underwriter, as of the Applicable Time, and except that the price of the Stock and disclosures directly relating thereto are included on the cover page of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading,

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except that in each case such counsel need express no opinion with respect to the financial statements or other financial data contained or incorporated by reference in or omitted from the Registration Statement, the Prospectus or the most recent Preliminary Prospectus. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the most recent Preliminary Prospectus, except to the extent set forth in paragraphs (xi) and (xii) above.

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EXHIBIT A-2

FORM OF OPINION OF THOMAS M. FARAH, ESQ., GENERAL COUNSEL OF THE COMPANY

(i) Each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each of the company and its subsidiaries has all power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged as disclosed in the Prospectus.

(ii) All of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid, non-assessable and are owned directly or indirectly by the Company, to such counsel’s knowledge, free and clear of all liens, encumbrances, equities or claims, except for Wachovia Bank, National Association (“Wachovia”) pursuant to the Financing and Security Agreement dated June 18, 2004 between Wachovia and the Company.

(iii) to such counsel’s knowledge, the execution, delivery and performance of the Agreement by the Company and the consummation of the transactions contemplated by the Agreement do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject which is listed as an exhibit to the Registration Statement or the Company’s Form 10-K for the fiscal year ended December 31, 2005 or otherwise referred to therein; (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company or any of its subsidiaries; or (iii) result in any violation of any statute or any rule or regulation, or any order known to such counsel issued by any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

(iv) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as individually or in the aggregate would not have a Material Adverse Effect, and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as individually or in the aggregate would not have a Material Adverse Effect;

(v) To such counsel’s knowledge and except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that could reasonably be expected to have a Material Adverse Effect; and, to such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

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(vi) Except as described in the Prospectus or as is not reasonably likely to have a Material Adverse Effect, the Company owns, holds, licenses to or otherwise has rights to use, all of the Intellectual Property. Except as set forth in the Prospectus or as is not reasonably likely to have a Material Adverse Effect, (A) to my knowledge, there are no rights of third parties to any such Intellectual Property that would materially interfere with the Company’s current use of such Intellectual Property; (B) to such counsel’s knowledge, there is no infringement by third parties of any such Intellectual Property; (C) there is no pending or to my knowledge threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (D) there is no pending or to my knowledge threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (E) there is no pending or to such counsel’s knowledge threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others; and

(vii) To such counsel’s knowledge, the Company is in compliance in all material respects with all presently applicable provisions of ERISA; to such counsel’s knowledge, no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; to such counsel’s knowledge, the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code; and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and, to such counsel’s knowledge, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, and General Corporation Law of the State of Delaware.

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EXHIBIT A-3

FORM OF OPINION OF SELLING STOCKHOLDER(S)’ COUNSEL

(i) The Selling Stockholder has full right, power and authority, corporate or otherwise, to enter into this Agreement and the Power of Attorney and Custody Agreement. The execution, delivery and performance of this Agreement and the Power of Attorney and Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby do not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Selling Stockholder or (iii) result in any violation of any statute or any rule or regulation, or any order known to such counsel issued by any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder.

(ii) Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder is required for the execution, delivery and performance of this Agreement and the Power of Attorney and Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby.

(iii) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(iv) The Power of Attorney and Custody Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Stockholder and constitutes a valid and legally binding obligation of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(v) Immediately prior to such Delivery Date, the Selling Stockholder had good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the UCC in respect of, the shares of Stock to be sold by the Selling Stockholder under the Agreement on such Delivery Date, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such shares to be sold by the Selling Stockholder under the Agreement.

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(vi) Upon payment for the Stock to be sold by the Selling Stockholder, delivery of such Stock, as directed by the Underwriter, to Cede or such other nominee as may be designated by DTC, registration of such Stock in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriter (assuming that neither DTC nor the Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC to such Stock), (i) DTC shall be a “protected purchaser” of such Stock within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Stock and (iii) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Stock may be asserted against the Underwriter with respect to such security entitlement. For purposes of this opinion, such counsel may assume that when such payment, delivery and crediting occur, (A) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (C) appropriate entries to the accounts the Underwriter on the records of DTC will have been made pursuant to the UCC.

In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of Iowa and General Corporation Law of the State of Delaware, (ii) state that with respect to examination of records, documents, certificates and other instruments that were necessary or appropriate to enable it to render its opinions, such examination may have been performed by members of the law department acting under such counsel’s supervision and (iii) state that references to “knowledge” refer to the actual knowledge and conscious awareness of facts or other information of the attorneys under such counsel’s supervision actively involved in connection with the transactions contemplated in the Underwriting Agreement and in the preparation of the documents involved, including the opinion letter.

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